Exhibit 99.2

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Fiscal Year-To-Date October 30, 2005

(Unaudited)

(Dollars in thousands, except price per unit)

		Recreational Vehicle Group
	Housing	Motor	Travel	Folding		Supply				Company
	Group	Homes	Trailers	Trailers	Total	Group		Other		Total

Operating revenues	$429,312	$546,530	$224,169	$45,974	$816,673	$25,618	(A)	$(25,627	)(B)	$1,245,976

Units sold	12,468	5,251	14,351	5,845	25,447
Single-sections	4,219
Multi-sections	8,249
Class As		3,887
Class Cs		1,364
Conventional trailers			12,186
Fifth-wheel trailers			2,165

Average selling price per unit	$34,433	$104,081	$15,620	$7,866	NM

Gross profit percent	23.9%	13.0%	9.6%	15.7%	12.2%	11.0%		NM		17.0%

Operating income (loss)	$19,176	$8,037	$(12,516)	$(1,305)	$(5,784)	$2,599		$(6,749)		$9,242

Operating margin	4.5%	1.5%	(5.6)%	(2.8)%	(0.7)%	10.1%		NM		0.7%

Depreciation	$3,482	$2,220	$993	$685	$3,898	$649		$3,298		$11,327

Capital expenditures (est.)	$1,886	$3,493	$626	$421	$4,540	$247		$1,361		$8,034

(A)                              Excludes $85.1 million of intercompany sales.

(B)                                Represents the elimination of intercompany sales by the Housing Group to the retail housing business.

NM                           Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Fiscal Year-To-Date October 24, 2004

(Unaudited)

(Dollars in thousands, except price per unit)

		Recreational Vehicle Group
	Housing	Motor	Travel	Folding		Supply				Company
	Group	Homes	Trailers	Trailers	Total	Group		Other		Total

Operating revenues	$409,564	$620,209	$266,040	$49,734	$935,983	$30,232	(A)	$(70,417	)(B)	$1,305,362

Units sold	12,744	6,113	15,719	6,282	28,114
Single-sections	4,600
Multi-sections	8,144
Class As		4,690
Class Cs		1,423
Conventional trailers			11,875
Fifth-wheel trailers			3,844

Average selling price per unit	$32,138	$101,457	$16,925	$7,917	NM

Gross profit percent	24.1%	15.6%	11.5%	15.7%	14.4%	18.2%		NM		18.6%

Operating income (loss)	$17,785	$31,990	$(6,321)	$(1,516)	$24,153	$2,772		$(71)		$44,639

Operating margin	4.3%	5.2%	(2.4)%	(3.0)%	2.6%	9.2%		NM		3.4%

Depreciation	$3,390	$1,798	$1,099	$688	$3,585	$795		$2,885		$10,655

Capital expenditures (est.)	$2,252	$13,002	$587	$238	$13,827	$856		$3,433		$20,368

(A)                              Excludes $99.1 million of intercompany sales.

(B)                                Represents the elimination of intercompany sales by the Housing Group to the retail housing business.

NM                           Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended October 30, 2005

(Unaudited)

(Dollars in thousands, except price per unit)

		Recreational Vehicle Group
	Housing	Motor	Travel	Folding		Supply				Company
	Group	Homes	Trailers	Trailers	Total	Group		Other		Total

Operating revenues	$224,981	$248,740	$119,334	$25,397	$393,471	$11,888	(A)	$(839	)(B)	$629,501

Units sold	6,610	2,284	7,739	3,399	13,422
Single-sections	2,790
Multi-sections	3,820
Class As		1,799
Class Cs		485
Conventional trailers			6,961
Fifth-wheel trailers			778

Average selling price per unit	$34,036	$108,905	$15,420	$7,472	NM

Gross profit percent	24.6%	13.3%	12.8%	17.3%	13.4%	19.0%		NM		17.8%

Operating income (loss)	$14,156	$2,852	$(3,805)	$250	$(703)	$878		$(4,196)		$10,135

Operating margin	6.3%	1.1%	(3.2)%	1.0%	(0.2)%	7.4%		NM		1.6%

Depreciation	$1,772	$1,118	$509	$352	$1,979	$325		$1,657		$5,733

Capital expenditures (est.)	$1,247	$1,281	$41	$183	$1,505	$147		$779		$3,678

(A)                              Excludes $45.0 million of intercompany sales.

(B)                                Represents the elimination of intercompany sales by the Housing Group to the retail housing business.

NM                           Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended October 24, 2004

(Unaudited)

(Dollars in thousands, except price per unit)

		Recreational Vehicle Group
	Housing	Motor	Travel	Folding		Supply				Company
	Group	Homes	Trailers	Trailers	Total	Group		Other		Total

Operating revenues	$213,877	$302,296	$119,626	$28,358	$450,280	$16,172	(A)	$(34,396	)(B)	$645,933

Units sold	6,680	2,868	7,177	3,562	13,607
Single-sections	2,833
Multi-sections	3,847
Class As		2,282
Class Cs		586
Conventional trailers			5,470
Fifth-wheel trailers			1,707

Average selling price per unit	$32,018	$105,403	$16,668	$7,961	NM

Gross profit percent	25.1%	15.5%	9.0%	18.4%	13.9%	18.1%		NM		18.7%

Operating income (loss)	$11,722	$15,122	$(6,686)	$149	$8,585	$1,745		$72		$22,124

Operating margin	5.5%	5.0%	(5.6)%	0.5%	1.9%	10.8%		NM		3.4%

Depreciation	$1,680	$1,039	$550	$344	$1,933	$400		$1,513		$5,526

Capital expenditures (est.)	$1,273	$4,485	$421	$114	$5,020	$499		$2,484		$9,276

(A)                              Excludes $49.6 million of intercompany sales.

(B)                                Represents the elimination of intercompany sales by the Housing Group to the retail housing business.

NM                           Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended October 30, 2005

(Unaudited)

(Dollars in thousands)

		Recreational Vehicle Group
	Housing	Motor	Travel	Folding		Supply
	Group	Homes	Trailers	Trailers	Total	Group

Number of facilities (A)	21	3	8	1	12	3

Capacity utilization (B)	66%	67%	82%	51%	NM	NM

Number of independent distribution points	1,272	269	609	494	NM	NM

Backlog units	4,631	641	11,150	1,297	13,088	NM

Sales value (C)	$146,716	$69,808	$171,931	$9,691	$251,430	NM

Dealer inventories (units)		4,043	13,290	6,316	NM	NM
Independent	8,471
Retail	—

(A)                              Number of active facilities at the end of the quarter.

(B)                                Based on the production at the end of the period.

(‘C)                            The number of units in the backlog multiplied by the average selling price.

NM                           Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended October 24, 2004

(Unaudited)

(Dollars in thousands)

		Recreational Vehicle Group
	Housing	Motor	Travel	Folding		Supply
	Group	Homes	Trailers	Trailers	Total	Group

Number of facilities (A)	23	3	10	1	14	4

Capacity utilization (B)	61%	89%	66%	55%	NM	NM

Number of independent distribution points	1,276	278	647	500	NM	NM

Backlog units	2,497	887	2,338	2,442	5,667	NM

Sales value (C)	$83,287	$93,493	$32,218	$19,441	$145,152	NM

Dealer inventories (units)		5,034	15,714	7,205	NM	NM
Independent	6,359
Retail	2,356

(A)          Number of active facilities at the end of the quarter.

(B)           Based on the production at the end of the period.

(‘C)         The number of units in the backlog multiplied by the average selling price.

NM                           Not meaningful.